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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                _______________

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


              Date of earliest event reported:  December 29, 1999
                                                -----------------

                          Internet Capital Group, Inc.
                         ----------------------------
            (Exact name of registrant as specified in its charter)

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
       Delaware                     0-26929                        23-2996071
       --------                     -------                        ----------
State of Incorporation     (Commission File Number)    (IRS Employer Identification No.)
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             435 Devon Park Drive, Building 800, Wayne, PA  19087
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          (Address of principal executive offices)       (Zip Code)

                                (610) 989-0111
                                --------------
                        (Registrant's telephone number)
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Item 2.   Acquisition of Assets.
          ---------------------

          On December 29, 1999, Internet Capital Group, Inc. (the "Company") acquired an interest in MetalSite, L.P., a Delaware limited partnership ("MetalSite"), and an interest in MetalSite General Partner, LLC, a Delaware limited liability company and the general partner of MetalSite (the "General Partner"), pursuant to a Securities Purchase Agreement (the "Purchase Agreement") between the Company and Weirton Steel Corporation, a Delaware corporation ("Weirton"). The aggregate purchase price for these purchased interests was $30,000,000 in cash and 852,631 shares of common stock of the Company. The source of funds for the cash portion of the purchase price was the Company's internal cash reserves.

          MetalSite operates a Web site which acts as a venue for users to exchange news and information, to purchase products and services, to participate in auctions and to establish an electronic marketplace for the metals industry. The General Partner operates as the general partner of MetalSite.

          Pursuant to the Purchase Agreement, the Company acquired a Class A limited partner interest in MetalSite representing a 44.42% interest on a primary basis and a 35.35% interest on a fully-diluted basis. The Company also acquired a Membership Interest in the General Partner representing a 47.26% interest on a primary basis and a 39.72% interest on a fully-diluted basis. The General Partner owns a 1% interest in MetalSite.

          In addition, pursuant to the Purchase Agreement, the Company has been granted options to purchase additional interests in MetalSite and the General Partner upon the occurrence of certain events. In the event of a "change of control" of Weirton (as defined in the Purchase Agreement) prior to completion of an underwritten public offering of equity securities by MetalSite on the terms described in the Purchase Agreement (a "MetalSite Public Offering"), the Company will have the option to purchase any or all of Weirton's remaining interest in MetalSite and a corresponding portion of Weirton's remaining interest in the General Partner at a mutually agreed fair market value price or, in the absence of agreement, an independently appraised fair market value price. For a 30 day period commencing upon expiration of an interim period following a MetalSite Public Offering, the Company will have the option to purchase an additional 10% interest in MetalSite (determined on a pre-offering basis) at an average market price based upon the trading prices of MetalSite's equity securities during the ten-day period prior to notice of exercise of such option. In the event of a "change of control" of Weirton after completion of a MetalSite Public Offering, the Company will, if it has exercised its option to purchase additional MetalSite securities described in the previous sentence (or if such option has not yet become exercisable), have the option to purchase any or all of Weirton's remaining interest in MetalSite at an average market price based upon the trading prices of MetalSite's equity securities during the ten-day period prior to notice of exercise of such option.

          Under the terms of the Operating Agreement of the General Partner, the Board of Directors of the General Partner consists of ten voting and one non-voting members. The non-voting member is the Chief Executive Officer of MetalSite. Initially, the Company will have the right to appoint two voting members of the Board of Directors of the General Partner, Weirton will have the right to appoint two voting members, and Weirton and the Company will jointly appoint two voting directors. The remaining four voting directors will be appointed by the other

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limited partners of MetalSite. The Operating Agreement of the General Partner
provides that action by the Board of Directors in general requires the affirmative vote of a number of directors equal to (i) the number of directors appointed by Weirton and the Company that are present at the meeting and not abstaining from such vote and (ii) two additional voting directors.

          In the event the Company acquires 50% or more of Weirton's remaining Membership Interest in the General Partner or in the event the Company's percentage interest in the General Partner otherwise exceeds 49.72% on a fully-diluted basis, the Company will thereafter have the right to appoint four voting directors, Weirton will have the right to appoint one voting director, one voting director will be mutually appointed by Weirton and the Company, and the remaining four voting directors will be appointed by the other limited partners of MetalSite.

          Each of the Limited Partnership Agreement of MetalSite and the Operating Agreement of the General Partner contains provisions restricting transfer of interests of MetalSite and the General Partner, respectively, rights of first refusal and other provisions governing the relationship of the partners of MetalSite and the members of the General Partner.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

          (a)  Financial Statements of Business Acquired

          Financial Statements required by this item are omitted in accordance with the provisions of paragraph (a)(4) of this item and will be filed by amendment as soon as practicable but not later than 60 days after the date that this report must be filed.

          (b)  Pro Forma Financial Information

          Financial Statements required by this item are omitted in accordance with the provisions of paragraph (a)(4) of this item and will be filed by amendment as soon as practicable but not later than 60 days after the date that this report must be filed.

          (c)  Exhibits

2.1  -    Securities Purchase Agreement dated as of December 28, 1999 between
          Weirton Steel Corporation and Internet Capital Group, Inc. This exhibit contains a list of schedules to the exhibit, all of which have been omitted. Upon request of the Securities and Exchange Commission, the Company will furnish a copy to it supplementally.

99.1  -   Press release issued by the Company on December 29, 1999.

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        INTERNET CAPITAL GROUP, INC.


Dated:  January 11, 2000                By:  /s/ David D. Gathman
                                           ---------------------------
                                           David D. Gathman
                                           Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit No.                     Description
-----------                     -----------

   2.1 Securities Purchase Agreement dated as of December 28, 1999 between Weirton Steel Corporation and Internet Capital Group, Inc. This exhibit contains a list of schedules to the exhibit, all of which have been omitted. Upon request of the Securities and Exchange Commission, the Company will furnish a copy to it supplementally.

   99.1        Press release issued by the Company on December
               29, 1999.

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